Exhibit 10.28

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

© AMERICAN EXPRESS	PROPRIETARY & CONFIDENTIAL

COMPOSECURE, L.L.C.

AMENDMENT NUMBER 6 CW2498678 TO

MASTER SERVICES AGREEMENT CW139362

This Amendment Number 6 CW2498678 (“Amendment”) is made and entered into this September 1, 2020 (the “Effective Date”) between AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC. (“Amexco” or “AXP”) and COMPOSECURE, L.L.C., a Delaware limited liability company (“Service Provider”) with reference to the following:

A.	Amexco and Service Provider entered into a Master Services Agreement, CW139362 (“Agreement”) for lamination and fabrication of the Centurion card executed by the parties on or about August 1, 2004; and

B.	Amexco and Service Provider entered into a Statement of Work (“SOW”) - Schedule for Metal Card Manufacturing, Exhibit A, as included in the Amendment Number 3 CW2467324 of the Agreement executed on or about January 01, 2019 ; and

C.	Amexco and Service Provider entered into Amendment Number 4 (CW2481491) to the Agreement on or about July 01, 2019; and

D.	Amexco and Service Provider entered into Amendment Number 5 to the Agreement on or about March 19, 2020; and

E.	Amexco and Service Provider wish to amend certain of their understandings as set forth in the Agreement and the SOW, specifically to address modifying the Agreement & SOW to comply with current AXP terms and conditions.

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth below, the parties agree as follows:

1.	Amended Term(s) to the Agreement

A.	Section 9.1, Term shall be replaced in its entirety with the following:

Term. This Agreement will commence as of the Effective Date and will expire on December 31, 2024 (the “Initial Term”). In the event of any termination hereunder, and subject to continued compliance with applicable required minimum purchase obligations by AXP and other provisions set forth in any open Schedule or amendment thereto, AXP will pay Service Provider at the agreed-upon rates for Services performed up to the effective date of termination, subject to a refund of any unearned, prepaid fees, but will not be liable for any other termination-related charges.

Agreement Renewal and Expiration. AXP may renew the Agreement for two (2) additional one (1) year renewal terms (each one (1) year term a “Renewal Term”) upon thirty (30) days’ notice to Service Provider prior to the expiration of the Initial Term or the first Renewal Term, as applicable. The Initial Term, together with any Renewal Terms, shall be referred to as the “Term”. If AXP elects to renew this Agreement, this Agreement shall renew in accordance with the terms and conditions of the Agreement and Schedules including amendments to such agreements thereof. If AXP does not provide Service Provider with notice pursuant to this Section of its desire to renew this Agreement, this Agreement shall expire.

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© AMERICAN EXPRESS	PROPRIETARY & CONFIDENTIAL

2.	Amended Term(s) to the SOW

A.	“CONTRACT NO. CW2469022” shall be deleted from the SOW

B.	SOW TERM END DATE shall be replaced with “December 31, 2024”

C.	Section 4, Capacity Commitment and Purchase Commitment of Section III, Product Orders and Production, shall be deleted and replaced with the provision immediately below:

For the entire term of this SOW, Service Provider agrees to reserve [***] annual capacity for all card products (i.e., the AXP [***] and [***] [***] cards) and for any future term extensions of the SOW.

Except as provided in the paragraph immediately below, through end of the term of this SOW, AXP will provide to Service Provider an annual forecast (the “Forecast”) 90 days prior to the 1st day of January of the applicable year. AXP shall place with Service Provider purchase orders during each year for not less than [***] of the Forecast for such years (the “Minimum Purchase Amount”). If AXP does not order at least the Minimum Purchase Amount in each such year, AXP shall pay to Service Provider an amount equal to [***] per card price for all card quantities not ordered up to the Minimum Purchase Amount during such year.

Notwithstanding the Forecast, AXP and the Service Provider hereby agree that: (a) AXP shall purchase no less than [***] cards for the Q4/2020 (October 1, 2020 through December 31, 2020), (b) AXP shall purchase no less than [***] cards from the Service Provider for the entire year of 2021 and (c) AXP shall not be obligated to purchase more than the amounts set forth in (a) and (b) for such years. For the avoidance of doubt, the purchase commitment amounts set forth in (a) and (b) herein supersede the Forecast commitment described above.

By way of example, if the Forecast for 2022 is [***] cards, and AXP orders [***] cards, AXP will have fulfilled its Minimum Purchase Amount and no additional charges will be made by Service Provider under this provision. However, if for example, the Forecast for 2022 is [***] cards, and AXP only orders [***] cards, Service Provider shall invoice, and AXP shall pay to Service Provider an amount equal to [***] per card price for the [***] cards deficit (i.e., [***] forecasted and [***] of forecasted = [***] committed; the additional ordered above AXP ordered cards = [***]).

D.	The Schedule of Prices table in Section VII, Pricing, shall include the following:

2020 [***] Price: Effective September 1, 2020 through December 31, 2020 the [***] Price is [***] per card at any Annual Volume Tier.

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© AMERICAN EXPRESS	PROPRIETARY & CONFIDENTIAL

E.	Section VII, Pricing, Schedule of Prices table shall be deleted and replaced with the following table effective January 1, 2021 until December 31, 2024:

Schedule of Prices – Effective January 1, 2021 until December 31, 2024

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

3.	GENERAL

A.                 If there is a conflict between the Agreement, the SOW, and this Amendment, the terms of this Amendment will govern if this Amendment expressly references the provisions of the Agreement or SOW with which they are inconsistent.

B.                  Except as otherwise modified herein, the capitalized terms used in this Amendment shall have the meaning specified in the Agreement and SOW.

C.                  Except as amended herein, the remaining terms and conditions of the Agreement, the SOW, and their previous amendments, shall remain in full force and effect.

IN WITNESS WHEREOF, Service Provider and Amexco have caused this Amendment to be executed on their behalf by their duly authorized officers, all as of the last date of signatures below.

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.		COMPOSECURE, L.L.C.

By:	/s/ Melanie Chung	By:	/s/ Jonathan C. Wilk

Name:	Melanie Chung	Name:	Jonathan C. Wilk
	(Type or print)		(Type or print)

Title:	Director	Title:	CEO

Date:	September 24, 2020	Date:	September 24, 2020

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